Fees Summary	Aug. 05, 2024 USD ($)
Fees Summary [Line Items]
Total Offering	$ 957,501,558
Previously Paid Amount	0
Total Fee Amount	141,327.23
Total Offset Amount	0
Net Fee	$ 141,327.23